SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      The St. Lawrence Seaway Corporation
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                       THE ST. LAWRENCE SEAWAY CORPORATION
                        320 N. Meridian Street, Suite 818
                           Indianapolis, Indiana 46204
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held October 29, 1996
- --------------------------------------------------------------------------------
To the Shareholders of
The St. Lawrence Seaway Corporation


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The St. Lawrence Seaway Corporation (the "Corporation") will be held Tuesday, October 29, 1996 at 10:00 o'clock a.m. (Indianapolis Time) at the Indianapolis Athletic Club, 350 North Meridian Street, Indianapolis, Indiana for the following purposes:

          1. To elect four directors.

          2. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on September 20, 1996 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

     Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly so your vote can be recorded.

                                             By Order of the Board of Directors,


                                             JACK C. BROWN,
                                             Secretary

Dated: September 27, 1996
- --------------------------------------------------------------------------------

                       THE ST. LAWRENCE SEAWAY CORPORATION
                              Indianapolis, Indiana

- --------------------------------------------------------------------------------
                                 PROXY STATEMENT
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                               GENERAL INFORMATION

Use of Proxies

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The St. Lawrence Seaway Corporation (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, October 29, 1996, in accordance with the foregoing notice. The Proxy Statement and accompanying proxy card are being mailed to the Shareholders on or about September 27, 1996.

     The mailing address of the Corporation is 320 N. Meridian Street, Suite 818, Indianapolis, Indiana 46204.

     Each of the persons named as proxies in the accompanying proxy card was selected by the Board of Directors and is a director of the Corporation. Any proxy may be revoked by the person giving it at any time before it is exercised by delivering to the Secretary of the Corporation either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Shares represented by a proxy, properly executed and returned to management, and not revoked, will be voted at the annual meeting.

     Shares will be voted in accordance with the direction of the Shareholders as specified on the proxy. In the absence of directions, the proxy will be voted "FOR" the election of the nominees set forth below (or, in the event that any of them shall not be available for election by reason of death or other unexpected occurrence, such other substitute nominee as the Board of Directors may propose). Any other matters that may properly come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on September 20, 1996 as the record date for the determination of Shareholders entitled to notice of and to vote at the annual meeting and any adjournment or adjournments thereof. As of September 3, 1996 the Corporation had 393,735 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote in person or by proxy on each proposal submitted at the meeting. Under the Indiana Business Corporation Law, directors are elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present.

PRINCIPAL HOLDERS OF COMMON STOCK

     The following table contains information concerning persons, who, to the knowledge of the Corporation, beneficially owned onSeptember 3, 1996 more than 5% of the outstanding shares of Common Stock of the Corporation:

         Name and Address of             Amount and Nature of           Percent
         Beneficial Owner                Beneficial Ownership           of Class
         ----------------                --------------------           --------

         The Windward Group, L.L.C.          150,000(1)                   30.3%
         100 Jericho Quadrangle
         Suite 212
         Jericho, NY 11753

- ----------
     (1) Includes 100,000 shares of Common Stock subject to a currently exercisable warrant expiring on September 21, 1997 and exercisable at $3.00 per share (the "Warrant").

          The Board of Directors currently consists of four members whose terms will expire at the next annual meeting of Shareholders or when their successors are duly elected and qualified. Directors will be elected by a plurality of the votes cast at the annual meeting.

          Set forth in the following table are the names and ages of all nominees to the board of directors, all positions and offices with the Corporation held by such persons, the period during which they have served as members of the board of directors, their business experience, and other directorships held by them in public companies.


                                                       Business Experience
Directors/Position                    Director         During Last Five Years;
In Corporation          Age           Since            Other Directorships
- --------------          ---           -----            -------------------

Jack C. Brown           77             1959             Attorney at Law
Secretary                                               Indianapolis, Indiana
                                                        since 1945

                                             Business Experience
Directors/Position               Director    During Last Five Years;
In Corporation            Age    Since       Other Directorships
- --------------            ---    -----       -------------------

Joel M. Greenblatt        38      1993       Managing Partner of Gotham
Chairman of the Board                        Capital III L.P. ("Gotham")
                                             and its predecessors since
                                             1985. Gotham is a private
                                             investment partnership which
                                             primarily owns debt and equity
                                             securities of issuers engaged
                                             in a variety of businesses.
                                             Director since August 1994, of
                                             Alliant Techsystems Inc., a
                                             Delaware corporation which
                                             supplies weapons systems to
                                             the United States military and
                                             its allies.

Daniel L. Nir             35      1993       Managing Partner of Gotham since
President and                                1991 and general partner of Gotham
Treasurer                                    prior thereto. Director since
                                             August, 1994 of Alliant Techsystems
                                             Inc., a Delaware corporation which
                                             supplies weapons systems to the
                                             United States military and its
                                             allies.

Edward B. Grier III       38      1993       Vice President of Gotham
                                             since 1991 and a limited
                                             partner of Gotham since
                                             January 1, 1995.
- ----------


BOARD OF DIRECTORS MEETINGS; COMMITTEES

     During the fiscal year ended March 31, 1996, the Board of Directors held no formal meetings. Members of the Board frequently confer informally in person and by telephone and also take formal action by written consent. The Board of Directors believes that this procedure is sufficient to serve the current needs of the Corporation without undue expenses of frequent formal meetings. All Directors participated in all meetings.

     The Board of Directors does not have any standing audit, nominating or compensation committees or committees performing similar functions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 and amendments thereto, furnished to the Corporation during the fiscal year ended March 31, 1996 and Forms 5 and amendments thereto furnished to the Corporation with respect to the fiscal year ended March 31, 1996, no director, officer or beneficial owner of more than 10% of the Corporation's equity securities failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal years ended March 31, 1996 and March 31, 1995.

REMUNERATION OF DIRECTORS AND OFFICERS

     Except as noted below, neither the Company's Chief Executive Officer nor any other executive officers of the Company (collectively the "Named Executives") received salary, bonus or other annual compensation for rendering services to the Company during the fiscal years ended March 31, 1996, March 31, 1995 and March 31, 1994.

     During a portion of the fiscal year ended March 31, 1994 and during all of the fiscal years ended March 31, 1995 and March 31, 1996, pursuant to a Consulting Agreement dated as of September 30, 1993 between Bernard Zimmerman & Co., Inc. and the Windward Group, L.L.C., a principal stockholder of the Company, Bernard Zimmerman & Co. was paid for consulting services provided for the benefit of the Company. In the period from October 1, 1993 through March 31, 1994, Bernard Zimmerman & Co. was paid $18,000. In each of the fiscal periods from April 1, 1994 through March 31, 1995 and April 1, 1995 through March 31, 1996, Bernard Zimmerman & Co. was paid $36,000. All such payments were made by the Windward Group, L.L.C. No Company funds were used to make such payments.

     During the three fiscal years ended March 31, 1996, the Company paid to Jack C. Brown, Secretary and a Director, a monthly fee of $500 for administrative services that he renders to the Company. Such fee is on a month to month arrangement.

Summary Compensation Table

     As permitted by Item 402 of Regulation S-K, the Summary Compensation Table has been intentionally omitted as there was no compensation awarded to, earned by or paid to the Named Executives which is required to be reported in such Table for any fiscal year covered thereby.

Option/SAR Grants in Fiscal Year Ended March 31, 1996

     No options or Stock appreciation rights were granted in the fiscal year ended March 31, 1996.

Aggregated Option/SAR Exercises in Fiscal Year Ended
March 31, 1996 and Fiscal Year-End Option/SAR Values

     The Company has a stock option plan originally adopted by the Shareholders on June 12, 1978, and revised and approved by the Shareholders on June 13, 1983, September 21, 1987 and August 28, 1992. The following table summarizes options exercised during fiscal year 1996 and presents the value of unexercised options held by the Named Executives at fiscal year end. There are currently no outstanding stock appreciation rights.

                                                  Value of Unexercised
                                                  Number of Unexercised               In-The-Money
                         Shares                   Options/SAR's                       Options/SAR's
                        Acquired      Value       At Fiscal Year-End                  At Fiscal Year-End(d)
    On Exercise        Realized          (#)            (#)                                   ($)         ($)
Name                      #              ($)      Exercisable      Unexercisable      Exercisable   Unexercisable
- ----                   -------------  -----------------------      --------------     -----------   -------------

Joel M. Greenblatt        0             0           0                 0                 0               0

Daniel L. Nir             0             0           0                 0                 0               0

Edward B. Grier, III      0             0           0                 0                 0               0

Jack C. Brown             0             0           15,000            0                 45,000          0


Long-Term Incentive Plans - Awards in Fiscal Year Ended March 31, 1996

         Not applicable.

Compensation of Directors

     The By-laws of the Company provide for Directors to receive a fee of $100 for each meeting of the Board of Directors which they attend plus reimbursement for reasonable travel expense. The Company paid $100 to Jack Brown for attendance at the annual meeting of Stockholders. No other fees were paid to Directors for meetings in fiscal year 1996.

     As discussed above, during the fiscal year ended March 31, 1996, the Company paid Jack C. Brown, Secretary and a Director, a monthly fee of $500 for administrative services that he renders to the Company.

Compensation Committee Interlock and Insider Participation

     The Board of Directors does not have any standing audit, nominating or compensation committees or any other committees performing similar functions. Therefore, there are no relationships or transactions involving members of the Compensation Committee during the fiscal year ended March 31, 1996 required to be reported pursuant to Item 402(j) of Regulation S-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

     The following table sets forth as of the record date the beneficial share ownership of each director and executive officer owning Common Stock, and of all officers and directors as a group.

                                            Amount and
                                            Nature of
Beneficial                                  Beneficial                                  Percent
Owner                                       Ownership                                   of Class(3)
- -----                                       ---------                                   -----------

Joel M. Greenblatt                          150,000 (1)                                 30.3%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Daniel L. Nir                               150,000 (1)                                 30.3%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Jack C. Brown                                20,456 (2)                                  5.0%
320 N. Meridian St.
Suite 818
Indianapolis, IN 46204

Edward B. Grier III                            0                                         0%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

All directors and
officers as a group                         170,456                                     33.4%
(4 persons)


- ---------------------
*Less than 1%

(1) Includes 100,000 Shares subject to a currently exercisable Stock Warrant issued to the Windward Group L.L.C. Ownership by Mr. Nir and Mr. Greenblatt is indirect as a result of their membership interest in The Windward Group, L.L.C. Mr. Nir and Mr. Greenblatt disclaim individual beneficial ownership of any common stock of the Corporation. The address of The Windward Group, L.L.C. is 100 Jericho Quadrangle, Suite 212, Jericho, New York 11753.

(2) Includes 15,000 shares subject to currently exercisable stock options granted on June 11, 1983, as amended, and expiring on September 21, 1997, with a per share exercise price of $3.00.

(3) Pursuant to the rules of the U.S. Securities and Exchange Commission, shares of Common Stock which an individual or member of a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                   ACCOUNTANT

     The Independent Auditor for the Corporation is the firm of Sallee & Company which have been the accountants for the Corporation since its inception.

     A representative of Sallee & Company will be present at the annual meeting and will be provided an opportunity to make a statement should he or she desire to do so and to respond to appropriate inquiries from the Shareholders.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals to be considered for inclusion in next year's Proxy Statement must be received by the Corporation at its headquarters, 320 N. Meridian Street, Suite 818, in Indianapolis, Indiana, by the close of business on March 31, 1997, to be considered. Any proposal submitted will be subject to the rules of the Securities and Exchange Commission regarding Shareholder proposals.

                                  OTHER MATTERS

     The Board of Directors of the Corporation knows of no other matters to be presented for action at the meeting. If any other matters should properly come before the meeting or any adjournment thereof, such matters will be acted upon by the persons named as proxies in the accompanying proxy according to their best judgment in the best interests of the Corporation.

     All expenses of the solicitation of proxies will be paid by the Corporation. Officers, Directors and regular employees of the Corporation may also solicit proxies by telephone or telegram or by special calls. The Corporation may also reimburse brokers and other persons holding stock in their names or in names of their nominees for their expenses in forwarding proxies and proxy material to the beneficial owners of the Corporation's stock.

     The Annual Report to Shareholders, which contains financial statements for the year ended March 31, 1996 and other information concerning the operation of the Corporation, is enclosed herewith, but is not to be regarded as proxy soliciting materials.

     Each Shareholder is urged to complete, date, sign and return the enclosed proxy card in the envelope provided for that purpose. Prompt response is helpful and your cooperation will be appreciated.

                                             By Order of the Board of Directors,


                                             JACK C. BROWN,
                                             Secretary


DATED: September 27, 1996

                      THE ST. LAWRENCE SEAWAY CORPORATION
                       320 N. Meridian Street, Suite 818
                          Indianapolis, Indiana 46204

                       THE ST. LAWRENCE SEAWAY CORPORATION
      Proxy For Annual Meeting of Shareholders To Be Held October 29, 1996
           The Proxy is Solicited on Behalf of the Board of Directors

     The undersigned appoints Edward B. Grier and Jack C. Brown as Proxies, and each of them, with full power of substitution, and hereby authorizes them to represent and to vote all of the shares of Common Stock of The St. Lawrence Seaway Corporation owned by the undersigned on September 20, 1996 at the Annual Meeting of the Shareholders to be held on October 29, 1996, and at any adjournment thereof, on the matters and in the manner specified below.

   When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Shareholder. Unless otherwise specified, the shares will be voted FOR Item 1. The shares represented by this Proxy will be voted with respect to Item 2 in the discretion of the proxy holders.

               The Board of Directors recommends a vote FOR Item 1

1. The following nominees will be voted for as directors: Joel M. Greenblatt, Daniel L. Nir, Jack C. Brown, Edward B. Grier.

                       |_|FOR          |_| WITHHOLD

(INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name on the line provided below.)



      ___________________________________________________________________
                 (Continued and to be signed on the other side.)

2. In their discretion to vote upon such other business as may come before the meeting or any adjournment thereof.

   This proxy may be revoked at any time before it is exercised.



                                           PLEASE SIGN EXACTLY AND AS FULLY
                                             AS SHOWN ON THIS PROXY CARD.


                                      When shares are held by joint tenants,
                                      both should sign. When signing as
                                      attorney, executor, administrator,
                                      personal representative, trustee or
                                      guardian, please give full title as
                                      such. If a corporation, please sign in
                                      full corporate name by President or
                                      other authorized officer. If a
                                      partnership, please sign in partnership
                                      name by authorized person.




                                      Dated: _____________________________, 1996
                                      Signature ________________________________
                                      Signature if held jointly ________________

IMPORTANT: Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States.